SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2004

The St. Paul Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-10898	41-0518860
(Commission File Number)	(IRS Employer Identification No.)

385 Washington Street Saint Paul, MN	55102
(Address of Principal Executive Offices)	(Zip Code)

(651) 310-7911
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
_________________

Item 7(c). Exhibits.

Exhibit Number	Description

99.1	Press release dated January 23, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 23, 2004, The St. Paul Companies, Inc. issued the press release that is attached hereto as Exhibit 99.1.  The information contained in the press release is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 23, 2004

THE ST. PAUL COMPANIES, INC.

By:	/s/ Bruce A. Backberg

	Name:	Bruce A. Backberg
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 23, 2004.